EXHIBIT 10.28B

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

THIRD AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG has provided ACPV (as defined in the Agreement) for Customer’s use, pursuant to the Agreement; and

WHEREAS, Customer desires to use and CSG agrees to provide additional functionality to ACPV in support of Customer’s Direct Inward Dialing (“DID”) Services such that ACPV will have the ability to support Customer’s telephone number (“TN”) inventory (the “DID Functionality”); and

WHEREAS, Customer desires and CSG agrees to provide the DID Functionality for Customer’s Connected Subscribers as provided herein and pursuant to the Agreement.

NOW, THEREFORE, CSG and Customer agree as follows, as of the Amendment Effective Date:

1.
Customer hereby requests and CSG agrees to configure and implement Direct Inward Dialing (“DID”). Therefore, upon execution of this Amendment the following changes are hereby made to the Agreement:

a)
Schedule C, “Recurring Services,” of the Agreement shall be amended to include the following:

Direct Inward Dialing (“DID”) ………………………………………………….……. Exhibit C-6(b)

b)
Schedule C of the Agreement, entitled “Recurring Services” of the Agreement shall be amended to add the following under “Recurring Services Description”:

Direct Inward Dialing. CSG shall provide Customer with Direct Inward Dialing (“DID”) functionality for Customer’s utilization (“DID Functionality”) in support of Customer’s telephone number (“TN”) inventory. CSG shall provide maintenance and support of DID Functionality for the fees provided in Schedule F of the Agreement.

c) Schedule C of the Agreement, entitled “Recurring Services” of the Agreement shall be amended to add Exhibit C-6(b), “Direct Inward Dialing” to “Exhibit C-6, “Residential Voice Services” in the form attached as Attachment A, hereto.

2.
The parties acknowledge and agree that, for the fees and pursuant to the terms set forth herein, CSG shall provide maintenance and support for the DID Functionality.

As a result, Schedule F, “Fees,” Section 1, “CSG Services,” Section X, “Custom Implementation Services,” shall be amended to add a new subsection “Q,” “Direct Inward Dialing (“DID”) Functionality Maintenance and Support,” as follows:

Q. Direct Inward Dialing (“DID”) Functionality Maintenance and Support

Description of Item/Unit of Measure	Frequency	Fees
1. DID Functionality Configuration and Implementation Fees (Note 1)	[********]	[*****]
2. DID Functionality Maintenance and Support Fees (Note 2) (Note 3) (Note 4)	[*******]	[*********]

Note 1: Configuration and implementation of DID Functionality shall be pursuant to that certain Statement of Work entitled “Configure and Implement the Direct Inward Dialing Functionality” (CSG document no. [*****]) (the “DID SOW”) to be executed by CSG and Customer.

Note 2: Maintenance and Support of DID Functionality will be invoiced [*******], commencing in the [***** **** *****] following completion and deployment and Customer utilization of DID Functionality, pursuant to the DID SOW, which is currently expected to occur in [****].

Note 3: Maintenance and Support includes up to [****** (**) ***** per *****], for the purposes of (i) answering functional questions and resolving reported concerns and (ii) operations support regarding production issues. In the event additional maintenance and support hours are necessary in a given [*****], Customer shall be invoiced at the then current Technical Service hourly rate.

Note 4: Customer may [***********] DID Functionality Maintenance and Support services [** *** ****]; provided, however, Customer shall provide no less than [***** (**) *****] written notice (email is sufficient) to CSG prior to [*************] the DID Functionality Maintenance and Support Fees and Customer shall concurrently [*********** ***] of DID Functionality. The DID Functionality Maintenance and Support Fees for the [***** *****] of the DID Functionality Maintenance and Support services will be due in full regardless of the date on which the notice of [*********** is *********], and the DID Functionality Maintenance and Support services provided to Customer shall [***** and ** ****** ** ********* upon such ********* **** of ***********].

THIS AMENDMENT is executed to be effective as of the date last signed below (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Gina Martinez	By:	/s/ Michael J Woods
Name:	Gina Martinez	Name:	Michael Woods
Title:	VP Billing Solutions	Title:	President, BC&S
Date:	Sep 29, 2023	Date:	Sep 28, 2023

ATTACHMENT A

Exhibit C-6(b)

Direct Inward Dialing

1. Direct Inward Dialing. CSG shall provide Customer with Direct Inward Dialing (“DID”) for Customer’s utilization of DID functionality (“DID Functionality”) in support of Customer’s telephone number (“TN”) inventory. CSG shall provide maintenance and support of DID Functionality for the fees provided in Schedule F of the Agreement.

The DID Functionality will allow the CSRs to:

•
Assign a block of TNs from Customer’s TN inventory held by CSG for Customer’s Connected Subscribers’ accounts at the time of ordering
•
Assign multiple DID Blocks to a single service associated to a Connected Subscriber’s account(s)
•
Downgrade a DID Block without a resulting downgrade of a Connected Subscriber’s service to which the DID Block is assigned
•
Port in/port out a DID Block to accommodate a Connected Subscriber’s change of telco service provider(s)
•
Transfer a DID Block to another Connected Subscriber account
•
Restart a DID Block in a Connected Subscriber account
•
Provide DID Block details to a provisioning partner of Customer via Service Order Distribution Interface (“SODI”)
•
Print the DID Block of TNs with the call detail records of a Connected Subscriber on such Connected Subscriber’s statements treated as a single block

2. Requirements. CSG will support the DID Functionality from Customer’s ACPV Services with Customer’s TN Inventory Management by automating capture of assigned numbers to create a block of numbers (the “DID Block”) for Customer’s customer services representative (“CSRs”).

The DID Functionality is dependent upon Customer’s use of CSG’s ACP Commercial Services.

3. [***********] of Direct Dialing Services. Customer shall have the right, in its sole discretion and [** *** ****, to ********* or ***********] use of the Direct Inward Dialing Services by providing written notice to CSG not less than [***** (**) **** prior to such *********** or **************] (email is sufficient). Upon receipt of such notice, CSG shall [*********** *****] its provision of the Direct Inward Dialing Services and the maintenance and support of the DID Functionality pursuant to the terms of Schedule F, “Fees,” Section 1, “CSG Services,” Section X, “Custom Implementation Services,” subsection “W,” “Direct Inward Dialing (“DID”) Functionality Maintenance and Support, Note 4 of the Fee Table.